ORDING REQUESTED BY:




WHEN RECORDED RETURN TO:

Lawyers Title Insurance Corporation
National Division
One California Street, Suite 1900
San Francisco, CA  94111
Attention:  Jean Pearson

           (Space above this line for Recorder's use)


                       MEMORANDUM OF LEASE
                               AND
                        LEASE SUPPLEMENT
              (STOCKTON FACILITY AND STOCKTON SITE)


          This MEMORANDUM OF LEASE AND LEASE SUPPLEMENT, dated as of July 1, 1989 (this "Memorandum"), is made by and between MANU-FACTURERS HANOVER TRUST COMPANY OF CALIFORNIA, a California cor-poration, not in its individual capacity but solely as Owner Trustee, as Lessor ("Lessor"), and GOTTSCHALKS, INC., a Delaware corporation, as Lessee ("Lessee"). Unless the context requires otherwise, capitalized terms used herein but not otherwise defined shall have the meaning attributed to them in Appendix A to that certain Participation Agreement, dated as of December 1, 1988 (the "Participation Agreement"), among the Lessee, General Foods Credit Investors No. 2 Corporation, a Delaware corporation as, Owner Participant (the "Owner Participant"), and Lessor.

                            RECITALS

          WHEREAS, pursuant to the Participation Agreement, Les-sor and Lessee have entered into a Lease Agreement, dated as of December 1, 1988 (the "Lease"); and

          WHEREAS, the Participation Agreement and the Lease provide for, among other things, the leasing by Lessor to Lessee of the improvements described in Exhibit A hereto (the "Stockton Facility") and the subleasing by Lessor to Lessee of that certain real property described in Exhibit A-1 hereto (the "Stockton Site") on the Second Closing Date upon the satisfaction of the conditions set forth in the Participation Agreement; and

          WHEREAS, the Participation Agreement and the Lease require that Lessor and Lessee execute and deliver a lease sup-plement, substantially in the form hereof, to evidence and establish that the Stockton Facility has been leased and the Stockton Site has been subleased by Lessor to Lessee under the Lease; and

          WHEREAS, Lessor and Lessee desire to execute and record a memorandum of the lease,

          NOW, THEREFORE, in consideration of the mutual agree-ments herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          SECTION 1. Lessor has leased, demised, let and deliv-ered, and does hereby lease, demise, let and deliver, and Lessee has hired, leased and accepted, and does hereby hire, lease, and accept, from Lessor, under the Lease as hereby supplemented, the Stockton Facility and the Stockton Site.

          SECTION 2. Lessee hereby confirms to Lessor that Les-see has accepted the Stockton Facility and the Stockton Site for all purposes hereof and of the Lease.

          SECTION 3. The term begins on the date set forth in the Lease and ends not later than August 1, 2009, subject to Lessee's option to renew the term as set forth in the Lease.

          SECTION 4. The definition of "Facility Cost" set forth in Appendix A to the Participation Agreement is hereby amended by changing the reference to "$4,971,000" in the second line thereof to "$4,825,243."

          SECTION 5. This Memorandum may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such coun-terparts shall together constitute but one and the same instru-ment. Only the counterpart of this Memorandum marked "Owner Trustee's Copy" shall evidence the monetary obligations of Lessee hereunder and thereunder for purposes of the Uniform Commercial Code. To the extent, if any, that this Memorandum shall consti-tute chattel paper (as such term is defined in the Uniform Com-mercial Code as in effect in any applicable jurisdiction), no security interest in this Memorandum may be created by the trans-fer or possession of any counterpart hereof other than the coun-terpart marked "Owner Trustee's Copy."

          SECTION 6. All the provisions of the Lease are hereby incorporated herein by this reference. However, this Memorandum is not intended, nor should it be construed as, a complete sum-mary of the Lease and provisions herein shall not be used to interpret provisions in the Lease. In the event of a conflict between the terms hereof and of the Lease, the terms of the Lease shall control.

          SECTION 7. This Memorandum shall in all respects be governed by, and construed in accordance with, the laws of the State of California including all matters of construction, valid-ity and performance, but without regard to conflicts of laws provisions of California law.

          SECTION 8.  The exhibits attached hereto are
incorporated herein by this reference.

          IN WITNESS WHEREOF, the parties hereto have caused this Memorandum to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                              LESSOR:
                              MANUFACTURERS HANOVER TRUST COMPANY
                              OF CALIFORNIA, a California
                              corporation, not in its individual
                              capacity, except as expressly
                              provided herein, but solely as
                              Owner Trustee, Lessor



                              By_________________________________
                                Robert C. Hyman
                                Assistant Vice President


                              LESSEE:
                              GOTTSCHALKS, INC., a Delaware
                              corporation, Lessee



                              By_________________________________
                                Robert E. Lawson,
                                Executive Vice President

STATE OF CALIFORNIA )
                        ss.
COUNTY OF           )


          On this ___________ day of ___________________, in the
year 1989, before me, the undersigned, a Notary Public in and for said State and County, personally appeared Robert E. Lawson, personally known to me (or proved to me on the basis of satisfac-tory evidence) to be the person who executed the within instru-ment as the Executive Vice President of Gottschalks, Inc., a Del-aware corporation, and acknowledged to me that the corporation executed such instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and

affixed my official seal on the date set forth above.


                              ___________________________________
                              Notary Public in and for Said
                              State and County

                              My commission expires: ____________

[seal]

                            EXHIBIT A


                  STOCKTON FACILITY DESCRIPTION


          All improvements and certain goods located on that cer-tain real property described in EXHIBIT "A-1" hereto (the "REAL
PROPERTY"), the street address of which is Sherwood Mall, Stockton, California 93721, including:

          (a) all building materials, fixtures, equipment and other goods incorporated into any improvements located on the Real Property; and

          (b) all fixtures, and certain equipment, machinery, appliances, furniture and furnishings located on the Real Prop-erty, including the following: paving; interior partitions; plumbing; vinyl tile; ceramic tile; carpeting; ceiling tile; fire prevention and extinguishing apparatus, including standpipes, sprinklers and fire alarm control panels; all equipment for the purpose of supplying or distributing heating, cooling, electric-ity, gas, water, air and light; elevator and related machinery and equipment; landscaping; toilet accessories; alarm system; roll-up doors; folding gates; entrance mats; folding/mesh parti-tions; toilet partitions; dock accessories; telephone system and equipment; sensor tag equipment; compactor; signage; public address system; display showcases; mirrors; screens; blinds; cur-tains; drapes; shades; panelling and wall coverings; and any other asset the value of which is reflected in the appraisal relating to the improvements dated as of September 15, 1988, pre-pared by Marshall & Stevens, Incorporated.

          Excepted from the foregoing is all inventory and supplies of Gottschalks, Inc. ("Lessee"), all of the Lessee's furniture, furnishings, appliances, machinery not specified above, and any other of the Lessee's assets the value of which is not reflected in the above-mentioned appraisal.

                           EXHIBIT A-1

                    REAL PROPERTY DESCRIPTION


PARCEL "1" AS SHOWN ON THAT CERTAIN PARCEL MAP ENTITLED "BEING A
PORTION OF SECTIONS 4 AND 16, C.M. WEBER GRANT, CITY OF STOCKTON,
SAN JOAQUIN COUNTY, CALIFORNIA" FILED IN THE OFFICE OF THE
RECORDER OF SAN JOAQUIN COUNTY, CA, ON JULY 19, 1989 IN BOOK 16
OF PARCEL MAPS, PAGE 104.

STATE OF CALIFORNIA )
                    )  ss.
COUNTY OF           )


          On this _____________ DAY OF _______________, in the
year 1989, before me, the undersigned, a Notary Public in and for said State and County, personally appeared Robert C. Hyman, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as the Assistant Vice President of Manufacturers Hanover Trust Company of California, a California corporation, not in its individual capacity, but solely as Owner Trustee, and acknowledged to me that the corporation executed such instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date set forth above.


                              ___________________________________
                              Notary public in and for Said
                              State and County

                              My commission expires: ____________

[seal]